UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2010, the Board of Directors of eBay Inc. (the “Company”) authorized the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately, to clarify that the existing provisions in the Bylaws relating to stockholder nominations of a person or persons for elections to the Board proposed to be brought before an annual or special meeting of stockholders, do not apply to any nomination properly made pursuant to Rule 14a-11 under the Securities Exchange Act of 1934, as amended.

A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text thereof.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

3.1	Amended and Restated Bylaws of eBay Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: October 5, 2010	/s/ BRIAN H. LEVEY
	Name:	Brian H. Levey
	Title:	Vice President, Deputy General Counsel, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of eBay Inc.